EXHIBIT 10.3







                                  4,000,000 DM


                           REVOLVING CREDIT AGREEMENT

                                     Between

                              PRIME CORE HOLDING AG

                                       and

                             FINCA CONSULTING, INC.





                             Dated December 12, 1997

                           REVOLVING CREDIT AGREEMENT

     THIS AGREEMENT is made as of December 12, 1997, by and between Prime Core Holding AG, a corporation organized under the laws of the Federal Republic of Germany, having its principal offices located at Koenigsalle 106, 40215 Dusseldorf, Germany (the "Borrower"), Finca Consulting, Inc., a Colorado corporation (the "Lender."), Volker Montag, an individual, having an address c/o Prime Core Holding AG, and Roland Schoeneberg, an individual, having an address c/o Prime Core Holding AG (collectively, sometimes hereinafter referred to as the "Guarantors").

                              B A C K G R O U N D :

     WHEREAS, the Borrower is an affiliate of the Lender and both parties desire to document Borrower's outstanding loans from the Lender, and, establish a certain credit limit to provide for the repayment of these borrowings to the lender, and;

     WHEREAS, Volker Montag and Roland Schoeneberg, officers and directors of both the Borrower and the Lender and the owners of Prime Core Holding AG, shall jointly and severally personally guarantee the repayment of all of the borrowings and loans of the Borrower to the Lender, and;

     WHEREAS, the Borrower, Lender as well as Volker Montag and Roland Schoeneberg desire to set forth in this document all of the terms and conditions that shall govern their credit relationship.

     NOW, THEREFORE, in consideration of the mutual promises made by the parties to each other, it is agreed as follows:

SECTION 1.  AMOUNT AND TERMS OF LOAN COMMITMENT AND LOANS

     1.1 The Loan Commitment. Subject to the terms and conditions of this Agreement, the Lender agrees to make revolving credit loans (individually, a "Loan"; collectively, the "Loans") to the Borrower from time to time during the period (the "Loan Commitment Period", commencing upon the date hereof and terminating on the second anniversary date (the "Termination Date") in an aggregate principal amount at any one time outstanding not to exceed 4,000,000 DM (the "Loan Commitment"). Lender and Borrower hereby acknowledge that Lender has previously loaned to Borrower certain sums whose aggregate outstanding balance is 3,038,000 DM as of the date hereof; the parties agree that his amount shall be deemed a "Loan" for all purposes under this Agreement and currently outstanding under the Loan Commitment.

     1.2 The Note. The Loans made by the Lender shall be evidenced by a promissory note of the Borrower in the form of Exhibit A, with appropriate insertions, which shall be payable to the order of the Lender and shall represent the obligation of the Borrower to pay the amount of the Loan or, if less, the aggregate unpaid principal amount of all Loans made by the Lender, with interest thereon as prescribed in Section 1.5. The Note shall (a) be dated the date hereof, (b) be stated to mature on the Termination Date and (c) bear interest for the period from the date hereof until paid in full on the unpaid principal amount thereof from time to time outstanding at the rates prescribed in Section 1.5.

     1.3 Procedure for Borrowing Under Loan Commitment. The Borrower may borrow under the Loan Commitment at any time during the Loan Commitment Period.

     1.4 Optional Prepayment The Borrower may, at his option, prepay the Note without premium or penalty, in whole or in part.

     1.5 Interest Rates. (a) The Loans shall bear interest (calculated on the basis of a 360-day year for the actual number of days elapsed) on the unpaid principal amount thereof at a rate per annum equal to 5% payable annually.

     (b) If all or a portion of the principal amount of any of the Loans shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount shall bear interest at the rate of 5% per annum, to the extent permitted by law.

     1.6 Maturity of Loans. The outstanding principal amount of the Loans shall be due and payable on the Termination Date.

     1.7 Previous Advances. The Lender and the Borrower acknowledge that the amount of 3,038,000 DM has been previously advanced by the Lender to the Borrower and represents the aggregate outstanding principal balance due as of the date hereof. Provided that the Borrower has made all payments required to be paid hereunder and is not in default, the Lender may, upon Borrower's request, lend additional sums up to the Loan Commitment amount of 4,000,000 DM.

     1.8 Guaranty of Payment. Volker Montag and Roland Schoeneberg have executed and delivered to the Lender original copies of a Unlimited Continuing Guaranty Agreement, a copy of which is annexed hereto as Exhibit B, pursuant to which Volker Montag and Roland Schoeneberg agree to be jointly and severally liable to the Lender for any and all repayment obligations of the Borrower under this Agreement.

SECTION 2. COVENANTS

     2.1 Payment of Note. The Borrower shall pay the principal of, and interest on, the Note on the dates and in the manner provided herein and in the Note.

     2.2 Notice of Default. If any one or more events occur which constitute a Default or an Event of Default, upon obtaining knowledge thereof, the Borrower will forthwith give notice to the Lender, specifying the nature and status of the Default or Event of Default.

     2.3 Covenant of the Borrower. The Borrower covenants and agrees that from and after the date hereof he shall pay the Loan according to its terms.

SECTION 3. REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement and to make the Loans hereunder, the Borrower hereby represents and warrants as follows:

     3.1. No Conflict. Neither the execution and delivery of this Agreement nor the performance by the Borrower of the transactions contemplated hereby will violate or conflict with any agreement to which the Borrower is a party or result in the acceleration of, or entitle any party to accelerate the maturity or the cancellation of the performance of any obligation under, or result in the creation or imposition of any Lien in or upon the assets of the Borrower or constitute a default (or an event which might, with the passage of time.or the giving of notice, or both, constitute a default) under any contract; to the best of Borrower's knowledge, any order, judgment, regulation or ruling of any Governmental or Regulatory Body to which the Borrower is a party or by which any of his property or assets may be bound or affected or to the best of Borrower's knowledge, with any provision of any law, rule, regulation, order, judgment, or ruling of any Governmental or Regulatory Body applicable to the Borrower.

     3.2 Litigation. There are no outstanding orders, judgments, injunctions, investigations, awards or-decrees of any court, Governmental or Regulatory Body or arbitration tribunal by which the Borrower or any of his assets, properties or business is bound. There are no actions, suits, claims, legal, administrative or arbitration proceedings pending or, to the best knowledge of the Borrower, overtly threatened (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) against or affecting the Borrower or any of his assets or properties, that, individually or in the aggregate, could, if determined adversely to the Borrower have a Material Adverse Effect, nor, to the best knowledge of the Borrower, are there any facts which are likely to give rise to any such action, suit, claim, investigation or legal, administrative or arbitration proceeding.

SECTION 4. CONDITIONS TO SUBSEQUENT ADVANCES

     The obligation of the Lender to permit Borrower's previous loans to be included in the Loan Commitment and to make any subsequent advance pursuant to this Agreement shall be subject to compliance by the Borrower with his agreements herein contained, and, shall be subject to Borrower executing and delivering to Lender the Note in the form annexed hereto as Exhibit A.

SECTION 5. CONDITIONS TO ALL LOANS. The obligation of the Lender to make any Loan to the Borrower and to permit previous borrowings to be accumulated and added to the Loan Commitment under this Agreement is subject to fulfillment of the following conditions precedent to the satisfaction of the Lender:

     5.1 Representations and Warranties. The representations and warranties made by the Borrower in this Agreement and in any certificate, document or financial or other statement furnished at any time hereunder shall be true and correct in all material respects unless stated to relate to a specific earlier date.

     5.2 No Default or Event of Default. No Default or Event of Default shall have occurred under this Agreement or under the terms of the Note.

SECTION 6. DEFAULTS AND REMEDIES

     6.1 Events of Default. Event of Default, whenever used herein means any of the following events:

            (a) the Borrower defaults in the due and punctual payment of principal of, interest on, or any other amount owing in respect of, the Note when and as the same shall become due and payable, and continuance of such default for a period of 5 Business Days after receipt of notice; or

            (b) the Borrower defaults in the performance or observance of any covenant or agreement of the Borrower in this Agreement or the Note and the continuance of such default for a period of 30 calendar days after there has been given to the Borrower by the Lender a written notice specifying such default and requiring it to be remedied; or

            (c) the Borrower shall (i) default in any payment of principal of or interest on any Loan or (ii) default in the observance or performance of any agreement or condition relating to any such Loan or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause (immediately or with the giving of notice or lapse of time or both) any such Loan to become due prior to its stated maturity; or

            (d) the Borrower, either pursuant to or within the meaning of any applicable bankruptcy or insolvency law: (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case,
(iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors; or

            (e) a court of competent jurisdiction enters an order or decree under any applicable bankruptcy or insolvency law that: (i) is for relief against the Borrower in an involuntary case, (ii) appoints a custodian of the Borrower for any substantial part of all the property of the Borrower, or (iii) orders the liquidation of the Borrower; and the order or decree remains unstayed and in effect for 60 days.

     The term Custodian means any receiver, trustee, assignee, custodian, liquidator or similar official under any applicable bankruptcy or insolvency law.

     6.2 Acceleration of Maturity. If an Event of Default occurs and is continuing, then and in every such case the Lender may, declare the principal of the Note to be due and payable immediately and the Loan Commitment to be terminated, by a notice in writing to the Borrower, and upon any such declaration the principal of the Note shall become immediately due and payable and the Loan Commitment shall be terminated.

SECTION 7. MISCELLANEOUS

     7.1 Amendments and Waiver. This Agreement and the Note may be amended, and the terms hereof waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance.

     7.2 Notices. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by hand or by registered or certified mail, postage prepaid, addressed to the Lender at Finca Consulting, Inc., Koenigsalle 106, 40215 Dusseldorf, Germany, Attention: Volker Montag, President or, except as otherwise expressly provided herein, to the Borrower at Koenigsalle 106, 40215 Dusseldorf, Germany, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. Any such notice shall be deemed given when so delivered personally or, by telecopy, or if mailed, five (5) days following the deposit with a reputable overnight courier.

     7.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey without regard to principles of conflicts of law.

     7.4 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     7.5 Successors and Assigns. This Agreement and each document and certificate delivered pursuant thereto shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and permitted assigns, except that neither the Borrower nor the Lender may assign or transfer any of its rights under this Agreement or the Note without the prior written consent of the other.

     7.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Lender.

     7.7 Severability. Any provision of this Agreement or the Note which is prohibited, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the,extent of such prohibition, invalidity or unenforceability without invalidating the remaining provisions hereof, and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or any other provision of this Agreement or the Note.

     7.8 Investment. The Lender is acquiring the Note for its own account and not with a view to resale.

     7.9 Entire Agreement. This Agreement, including Exhibit A annexed hereto and incorporated herein by reference, and the agreements, certificates and other documents delivered pursuant to this Agreement contain the entire agreement among the parties with respect to the transactions described herein, and supersede all prior agreements, written or oral, with respect thereto.

     7.10 Indemnification. The Borrower agrees to indemnify, defend and hold harmless the Lender and its respective shareholders, officers, directors, employees, and any Affiliates of the foregoing, and their successors and assigns (collectively, the Lender Group) from and against any and all losses, liabilities (including punitive or exemplary damages and fines or penalties and any interest thereon), expenses (including reasonable fees and disbursements of counsel and expenses of investigation and defense), claims, Liens or other obligations of any nature whatsoever (hereinafter individually, a "Loss" and collectively, "Losses") which, directly or indirectly, arise out of, result form or relate to, (i) any inaccuracy in or any breach of any representation or warranty of the Borrower contained in Section 4, and (ii) any breach of any covenant of the Borrower contained in this Agreement or in any other document contemplated by this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        LENDER:

                                        FINCA CONSULTING, INC.


                                        By: /s/Volker Montag
                                            -----------------
                                            Volker Montag, President


                                        BORROWER:

                                        PRIME CORE HOLDING AG

                                        By: /s/Volker Montag
                                            -----------------
                                            Volker Montag, President

                                    EXHIBIT A
                                 PROMISSORY NOTE

4,000,000 DM                                              December 12, 1997
                                                          Dusseldorf, Germany

     FOR VALUE RECEIVED, the undersigned, Prime Core Holding AG (the "Borrower"), hereby unconditionally promises to pay to the order of Finca Consulting, Inc., a Colorado corporation (the "Lender"), at Koenigsalle 106, 40215 Dusseldorf, Germany, Attention: Volker Montag,President, in Deutsche Marks, the lawful money of the Federal Republic of Germany, and in immediately available funds, the principal amount of the lesser of (i) 4,000,000 DM or (ii) the aggregate unpaid principal amount of all Loans made by the Lender to the undersigned and accrued interest, if any, on or before the second anniversary date hereof as set forth in Section 1.1 of the Revolving Credit Agreement, dated as of the date hereof, between the undersigned and the Lender (the "Credit Agreement"). Capitalized terms used herein shall have the same meanings as set forth in the Credit Agreement, unless otherwise defined herein.

     The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof until such amount shall be paid (whether at the stated maturity, by acceleration or otherwise) on the dates and at the applicable rates per annum as provided in
Section 1.5 of the Credit Agreement.

     If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     This Note is the Note referred to in the Credit Agreement and is entitled to the benefits thereof and is subject to the terms and conditions provided therein.

     Except  as  expressly   provided  herein,  the  undersigned  hereby  waives
presentation, demand, protest and all other notices of any kind.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New Jersey without regard to principles of conflicts of law.

                                        BORROWER:

                                        PRIME CORE HOLDING AG

                                        By: /s/Volker Montag
                                            ----------------
                                            Volker Montag, President

                                    EXHIBIT B

                     UNLIMITED CONTINUING GUARANTY AGREEMENT

     This UNLIMITED CONTINUING GUARANTY AGREEMENT (the "Guaranty") is made as of this 12th day of December, 1997, by Volker Montag, an individual having an address at Am Abelshof 12 D-47445 Moers-Repelen, Germany and Roland Schoeneberg, an individual having an address at Am Klausenberg 52, 5u09 Klon-Bruck, Germany (sometimes hereinafter referred to as the "Guarantors"), in favor and for the benefit of Finca Consulting, Inc., a Colorado corporation (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, Lender has agreed to make a loan to Prime Core Holding AG, a German corporation with its chief executive office located at Koenigsalle 106, 40215 Dusseldorf, Germany ("Borrower") in the principal amount of FOUR MILLION DEUTSCHE MARKS (4,000,000 DM) (the "Loan"); and

     WHEREAS, the Loan is evidenced by a certain promissory note dated of even date herewith from Borrower in favor of Lender (the "Note"); and

     WHEREAS, Guarantors are officers, directors and the owners of Borrower and, as such, have and will derive substantial benefits from the making of such loans, advances and extensions of credit to Borrower by Lender; and

     WHEREAS, in consideration of such benefits, Guarantors have agreed to guarantee the payment and performance of Borrower's obligations to Lender,

     NOW, THEREFORE, Guarantors, jointly and severally for all purposes under this Agreement, (hereinafter the Guarantors are referred to collectively as the "Guarantor") agree as follows:

     1. Guaranty of Payment and Performance. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and punctual payment and performance of any and all loans, advances, indebtedness, liabilities, obligation, covenants or duties of Borrower to Lender of any kind or nature, but only arising under the Loan, whether in whole or in part, whether created directly by Lender or acquired by assignment, purchase, discount or otherwise, whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, whether under any present or future document, agreement or other instrument, and whether or not evidenced by a writing and specifically including, but not being limited to, unpaid principal, plus all accrued and unpaid interest thereon, together with all fees, expenses, commissions, charges, penalties and other amounts owing by or chargeable to Borrower under the Note and any other Loan Document related thereto (collectively, the "Obligations"), as and when the same shall become due and payable, whether at maturity, by acceleration or otherwise.

     2. Maximum Guaranteed Amount. Notwithstanding any other provision of this Guaranty to the contrary, if the obligations of Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or Federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the rights or creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of Guarantor's liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, the amount of liability shall, without any further action by Guarantor or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in action or proceeding.

     3. Continuing Nature. This Guaranty is a primary and original obligation of Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and not of collectibility and is in no way conditioned or contingent upon any action or omission by Lender, including any requirement that Lender first attempt to collect any of the Obligations from Borrower or resort to any security therefor, or upon any other action, occurrence, or circumstance whatsoever other than the failure of Borrower to promptly and completely make any payment due to Lender in respect to the Obligations as and when the same become due and payable, whether at maturity, by acceleration or otherwise. This Guaranty is in addition to, and not in substitution for or in reduction of, any other guaranty by Guarantor or any other guarantor in favor of Lender. This Guaranty shall be continuing and shall not be discharged, impaired or affected by (i) the power or authority or lack thereof of Borrower to incur or contract for the Obligations or to execute, acknowledge or delivery any document, agreement or other instrument evidencing, securing or otherwise executed in connection with the Obligations; (ii) the regularity or irregularity, validity or invalidity, or enforceability or unenforceability of the Obligations; (iii) any defenses or counterclaims whatsoever that Borrower may or might have to the payment or performance of the Obligations or to the assertion of a default under any document, agreement or other instrument evidencing, securing or otherwise executed in connection with the Obligations including, but not limited to, lack of consideration, statute of frauds, infancy, breach of warranty, lender liability, usury, fraud and statute of limitations; (iv) the existence or non-existence of Borrower as a legal entity; (v) the transfer by Borrower of all or any part of the property securing the Obligations except by the permitted assumption; (vi) any right of setoff, counterclaim or defense (other than the payment and performance of the Obligations in full) that Guarantor may or might have to its respective undertakings, liabilities and obligations under this Guaranty, each and every such defense being hereby waived by Guarantor; or (vii) the inability of Lender to claim any amount of interest, fees, costs, or charges from Borrower pursuant to Section 506(b) of the United States Bankruptcy Code, as amended.

     4. Guarantor's Agreement to Pay. Guarantor further agrees, as the principal obligor and not as a guarantor or surety only, to pay to Lender, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the rate of interest charged by the Lender pursuant to the Note, including the increased default rate of interest; provided, however, that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     5. Unlimited Guaranty. The liability of Guarantor hereunder shall be unlimited.

     6. Waivers by Guarantor; Lender's Freedom to Act. Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their representative terms regardless of law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. Guarantor waives presentment, demand, protest, notice of acceptance, notice of obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium or other similar law now or hereafter in effect, any right to require the marshalling of assets of Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, Guarantor agrees to the provisions of any document, agreement or other instrument evidencing, securing or otherwise executed in connection with any Obligations and agrees that the obligations of Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by: (i) the failure of Lender to assert any claim or demand or to enforce any right or remedy against Borrower; (ii) any extensions or renewals of any Obligations; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any document, agreement or other instrument evidencing, securing or otherwise executed in connection with the Obligations; (iv) the substitution or release of any person or entity primarily or secondarily liable for the Obligations; (v) the adequacy of any rights or remedies Lender may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights or remedies Lender might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of Guarantor or otherwise operate as a release or discharge of Guarantor, all of which may be done without notice to Guarantor.

     7. Proceedings on Default. Upon the failure of Borrower to promptly and completely make any required payment and performance of the Obligations, Lender may, at its option: (a) proceed directly and at once without notice of such default, against Guarantor to collect and recover the full amount of the liability hereunder, or any portion thereof, without proceeding against Borrower or any other person, or endorser, surety or guarantor, or foreclosing upon, selling, or otherwise disposing of, or enforcing, or collecting or applying any property, real or personal, Lender may then has as security for the Obligations, and without enforcing or proceeding under any other guaranty; (b) sell the real and personal property Lender may then have as security for the Obligations under the power of sale contained in any mortgage deed, security agreement or similar instrument pursuant to which such property is held or to which such property is subject or sell such property through judicial foreclosure, as Lender may elect, notice of any such election being expressly waived by Guarantor, and proceed against Guarantor for an amount equal to the difference between the net proceeds of such sale to Lender and the amount of the Obligations then due and owing.
Nothing herein shall prohibit Lender from exercising its rights against Guarantor, any other guarantor, endorser, or surety, the security, if any, for the Obligations, and Borrower simultaneously, jointly and/or severally.

     8. Representations. Guarantor represents and warrants to Lender that this Guaranty does not violate the provisions of any document, agreement or other instrument by which Guarantor is bound; no consent or authorization is required as a condition to the execution of this Guaranty; Guarantor is fully aware of the financial condition of Borrower; Guarantor delivers this Guaranty based solely upon Guarantor's own independent investigation and understanding of the transaction of which this Guaranty is a part and in no part upon any representation or statement of Lender with respect thereto; Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning Borrower's financial condition or business operations as Guarantor may deem material to his obligations hereunder and Guarantor is not relying upon, nor expecting Lender to furnish Guarantor with, any information in Lender's possession concerning Borrower's financial condition or business operations. Guarantor acknowledges and agrees that he hereby knowingly accepts the full range of risk encompassed within a contract of "continuing guaranty", which risk includes, without limitation, the possibility that Borrower will incur or contract for additional indebtedness for which Guarantor will be liable hereunder.

     9. Independent Obligation. The obligations of Guarantor hereunder shall be absolute and unconditional and are independent of the obligations of Borrower or of any other person, endorser, surety or guarantor.

     10. Bankruptcy. All of the Obligations shall, at the option of Lender, forthwith become due and payable if there shall be filed against Borrower a petition in bankruptcy or for insolvency proceedings or for reorganization, dissolution or liquidation, or for appointment of a receiver or trustee, or if Borrower makes an assignment for the benefit of creditors. This Guaranty shall remain in full force and effect, without abatement, until the Obligations have been paid or performed in full and all other obligations guaranteed hereunder have been performed to the satisfaction of Lender, it being expressly understood and agreed to by Guarantor that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential, set aside or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower all as though such payment had not been made, to Borrower or a trustee, receiver or any other party. Guarantor understands and agrees that in the event Lender is required to so return all or any portion of a payment received from Borrower, Guarantor shall be required to pay Lender for such amount.

     11. Unenforceability of Obligations Against Borrower. If for any reason Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of Borrower or for any other reason, all such amounts otherwise subject to acceleration under the terms of any document, agreement or other instrument evidencing, securing or otherwise executed in connection with any of the Obligations shall be immediately due and payable by Guarantor.

     12. Guarantor's Solvency. Guarantor represents and warrants to the Lender that (both before and after giving effect to the transactions contemplated in this Guaranty) he is solvent on a going concern basis, and has assets having a fair value in excess of the amount required to pay his probable liabilities on his existing debts as they become absolute and matured, and has, and will have, access to the adequate capital for the conduct of his business and the ability to pay his debts from time to time incurred therewith as such debts mature.

     13. Payments. Guarantor covenants and agrees that the Obligations will be paid strictly in accordance with their respective terms regardless of any law, regulation or order now or hereinafter in effect in any jurisdiction affecting any of such terms of the rights of the Lender with respect thereto. Without limiting the generality of the foregoing, Guarantor's obligations hereunder with respect to any Obligation shall not be discharged by a payment in a currency other than Deutsche Marks or at a place other than the place specified for the payment of the Obligations, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to Deutsche Marks and transferred to the Lender at its main office under normal banking procedures does not yield the amount of Deutsche Marks dollars due thereunder.

     14. Further Assurances. Guarantor agrees that it will provide to Lender information relating to the financial condition and business operations of Guarantor as Lender may reasonably request.

     15. Successors and Assigns. This Guaranty shall be binding upon Guarantor and his heirs, executors, personal representatives, successors and assigns, and shall inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, Lender may assign or otherwise transfer any document, agreement or other instrument held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participation in any interest therein to any other Person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all rights in respect thereof granted to Lender herein.

     16. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right.

     17. Notices. All notices, requests, demands, and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telecopy or facsimile notice, when transmitted, answer back received, addressed as set forth above, or at such address as either party may designate in writing.

     18. Joint and Several Obligations. If this Guaranty is now, or hereafter shall be, signed by more than one Person, it shall be the joint and several obligation of all such persons (including, without limitation, all makers, endorsers, Guarantor and sureties, if any) and shall be binding on all such persons and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     19. Governing Law; Consent to Jurisdiction. This Guaranty, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey. Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of New Jersey or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Guarantor by mail at the address specified above. Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     20. Termination. This Guaranty shall remain in full force and effect, without abatement, until the Obligations have been paid or performed in full and all other obligations guaranteed hereunder have been performed to the satisfaction of Lender.

     21. Amendments and Modifications. The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions and modifications of the Obligations and the documents, agreements and other instruments evidencing, securing or otherwise executed in connection with the Obligations, and all references to the Obligations and such documents, agreements or instruments shall be deemed to include any renewal, extension, amendment or modification thereof.

     22. Miscellaneous. This Guaranty constitutes the entire agreement of Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other document, agreement or other instrument and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. All section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date first set forth above.

                                                           /s/Volker Montag
                                                           ---------------------
                                                           Volker Montag


                                                           /s/Roland Schoeneberg
                                                           ---------------------
                                                           Roland Schoeneberg

                                 PROMISSORY NOTE

4,000,000 DM                                              December 12, 1997
                                                          Dusseldorf, Germany

     FOR VALUE RECEIVED, the undersigned, Prime Core Holding AG (the "Borrower"), hereby unconditionally promises to pay to the order of Finca Consulting, Inc., a Colorado corporation (the "Lender"), at Koenigsalle 106, 40215 Dusseldorf, Germany, Attention: Volker Montag,President, in Deutsche Marks, the lawful money of the Federal Republic of Germany, and in immediately available funds, the principal amount of the lesser of (i) 4,000,000 DM or (ii) the aggregate unpaid principal amount of all Loans made by the Lender to the undersigned and accrued interest, if any, on or before the second anniversary date hereof as set forth in Section 1.1 of the Revolving Credit Agreement, dated as of the date hereof, between the undersigned and the Lender (the "Credit Agreement"). Capitalized terms used herein shall have the same meanings as set forth in the Credit Agreement, unless otherwise defined herein.

     The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof until such amount shall be paid (whether at the stated maturity, by acceleration or otherwise) on the dates and at the applicable rates per annum as provided in
Section 1.5 of the Credit Agreement.

     If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     This Note is the Note referred to in the Credit Agreement and is entitled to the benefits thereof and is subject to the terms and conditions provided therein.

     Except  as  expressly   provided  herein,  the  undersigned  hereby  waives
presentation, demand, protest and all other notices of any kind.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New Jersey without regard to principles of conflicts of law.

                                        BORROWER:

                                        PRIME CORE HOLDING AG

                                        By: /s/Volker Montag
                                            ------------------------
                                            Volker Montag, President

                     UNLIMITED CONTINUING GUARANTY AGREEMENT

     This UNLIMITED CONTINUING GUARANTY AGREEMENT (the "Guaranty") is made as of this 12th day of December, 1997, by Volker Montag, an individual having an address at Am Abelshof 12 D-47445 Moers-Repelen, Germany and Roland Schoeneberg, an individual having an address at Am Klausenberg 52, 5u09 Klon-Bruck, Germany (sometimes hereinafter referred to as the "Guarantors"), in favor and for the benefit of Finca Consulting, Inc., a Colorado corporation (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, Lender has agreed to make a loan to Prime Core Holding AG, a German corporation with its chief executive office located at Koenigsalle 106, 40215 Dusseldorf, Germany ("Borrower") in the principal amount of FOUR MILLION DEUTSCHE MARKS (4,000,000 DM) (the "Loan"); and

     WHEREAS, the Loan is evidenced by a certain promissory note dated of even date herewith from Borrower in favor of Lender (the "Note"); and

     WHEREAS, Guarantors are officers, directors and the owners of Borrower and, as such, have and will derive substantial benefits from the making of such loans, advances and extensions of credit to Borrower by Lender; and

     WHEREAS, in consideration of such benefits, Guarantors have agreed to guarantee the payment and performance of Borrower's obligations to Lender,

     NOW, THEREFORE, Guarantors, jointly and severally for all purposes under this Agreement, (hereinafter the Guarantors are referred to collectively as the "Guarantor") agree as follows:

     1. Guaranty of Payment and Performance. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and punctual payment and performance of any and all loans, advances, indebtedness, liabilities, obligation, covenants or duties of Borrower to Lender of any kind or nature, but only arising under the Loan, whether in whole or in part, whether created directly by Lender or acquired by assignment, purchase, discount or otherwise, whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, whether under any present or future document, agreement or other instrument, and whether or not evidenced by a writing and specifically including, but not being limited to, unpaid principal, plus all accrued and unpaid interest thereon, together with all fees, expenses, commissions, charges, penalties and other amounts owing by or chargeable to Borrower under the Note and any other Loan Document related thereto (collectively, the "Obligations"), as and when the same shall become due and payable, whether at maturity, by acceleration or otherwise.

     2. Maximum Guaranteed Amount. Notwithstanding any other provision of this Guaranty to the contrary, if the obligations of Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or Federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the rights or creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of Guarantor's liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, the amount of liability shall, without any further action by Guarantor or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in action or proceeding.

     3. Continuing Nature. This Guaranty is a primary and original obligation of Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and not of collectibility and is in no way conditioned or contingent upon any action or omission by Lender, including any requirement that Lender first attempt to collect any of the Obligations from Borrower or resort to any security therefor, or upon any other action, occurrence, or circumstance whatsoever other than the failure of Borrower to promptly and completely make any payment due to Lender in respect to the Obligations as and when the same become due and payable, whether at maturity, by acceleration or otherwise. This Guaranty is in addition to, and not in substitution for or in reduction of, any other guaranty by Guarantor or any other guarantor in favor of Lender. This Guaranty shall be continuing and shall not be discharged, impaired or affected by (i) the power or authority or lack thereof of Borrower to incur or contract for the Obligations or to execute, acknowledge or delivery any document, agreement or other instrument evidencing, securing or otherwise executed in connection with the Obligations; (ii) the regularity or irregularity, validity or invalidity, or enforceability or unenforceability of the Obligations; (iii) any defenses or counterclaims whatsoever that Borrower may or might have to the payment or performance of the Obligations or to the assertion of a default under any document, agreement or other instrument evidencing, securing or otherwise executed in connection with the Obligations including, but not limited to, lack of consideration, statute of frauds, infancy, breach of warranty, lender liability, usury, fraud and statute of limitations; (iv) the existence or non-existence of Borrower as a legal entity; (v) the transfer by Borrower of all or any part of the property securing the Obligations except by the permitted assumption; (vi) any right of setoff, counterclaim or defense (other than the payment and performance of the Obligations in full) that Guarantor may or might have to its respective undertakings, liabilities and obligations under this Guaranty, each and every such defense being hereby waived by Guarantor; or (vii) the inability of Lender to claim any amount of interest, fees, costs, or charges from Borrower pursuant to Section 506(b) of the United States Bankruptcy Code, as amended.


     4. Guarantor's Agreement to Pay. Guarantor further agrees, as the principal obligor and not as a guarantor or surety only, to pay to Lender, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the rate of interest charged by the Lender pursuant to the Note, including the increased default rate of interest; provided, however, that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     5. Unlimited Guaranty. The liability of Guarantor hereunder shall be unlimited.

     6. Waivers by Guarantor; Lender's Freedom to Act. Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their representative terms regardless of law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. Guarantor waives presentment, demand, protest, notice of acceptance, notice of obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium or other similar law now or hereafter in effect, any right to require the marshalling of assets of Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, Guarantor agrees to the provisions of any document, agreement or other instrument evidencing, securing or otherwise executed in connection with any Obligations and agrees that the obligations of Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by: (i) the failure of Lender to assert any claim or demand or to enforce any right or remedy against Borrower; (ii) any extensions or renewals of any Obligations; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any document, agreement or other instrument evidencing, securing or otherwise executed in connection with the Obligations; (iv) the substitution or release of any person or entity primarily or secondarily liable for the Obligations; (v) the adequacy of any rights or remedies Lender may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights or remedies Lender might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of Guarantor or otherwise operate as a release or discharge of Guarantor, all of which may be done without notice to Guarantor.

     7. Proceedings on Default. Upon the failure of Borrower to promptly and completely make any required payment and performance of the Obligations, Lender may, at its option: (a) proceed directly and at once without notice of such default, against Guarantor to collect and recover the full amount of the liability hereunder, or any portion thereof, without proceeding against Borrower or any other person, or endorser, surety or guarantor, or foreclosing upon, selling, or otherwise disposing of, or enforcing, or collecting or applying any property, real or personal, Lender may then has as security for the Obligations, and without enforcing or proceeding under any other guaranty; (b) sell the real and personal property Lender may then have as security for the Obligations under the power of sale contained in any mortgage deed, security agreement or similar instrument pursuant to which such property is held or to which such property is subject or sell such property through judicial foreclosure, as Lender may elect, notice of any such election being expressly waived by Guarantor, and proceed against Guarantor for an amount equal to the difference between the net proceeds of such sale to Lender and the amount of the Obligations then due and owing.
Nothing herein shall prohibit Lender from exercising its rights against Guarantor, any other guarantor, endorser, or surety, the security, if any, for the Obligations, and Borrower simultaneously, jointly and/or severally.

     8. Representations. Guarantor represents and warrants to Lender that this Guaranty does not violate the provisions of any document, agreement or other instrument by which Guarantor is bound; no consent or authorization is required as a condition to the execution of this Guaranty; Guarantor is fully aware of the financial condition of Borrower; Guarantor delivers this Guaranty based solely upon Guarantor's own independent investigation and understanding of the transaction of which this Guaranty is a part and in no part upon any representation or statement of Lender with respect thereto; Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning Borrower's financial condition or business operations as Guarantor may deem material to his obligations hereunder and Guarantor is not relying upon, nor expecting Lender to furnish Guarantor with, any information in Lender's possession concerning Borrower's financial condition or business operations. Guarantor acknowledges and agrees that he hereby knowingly accepts the full range of risk encompassed within a contract of "continuing guaranty", which risk includes, without limitation, the possibility that Borrower will incur or contract for additional indebtedness for which Guarantor will be liable hereunder.

     9. Independent Obligation. The obligations of Guarantor hereunder shall be absolute and unconditional and are independent of the obligations of Borrower or of any other person, endorser, surety or guarantor.

     10. Bankruptcy. All of the Obligations shall, at the option of Lender, forthwith become due and payable if there shall be filed against Borrower a petition in bankruptcy or for insolvency proceedings or for reorganization, dissolution or liquidation, or for appointment of a receiver or trustee, or if Borrower makes an assignment for the benefit of creditors. This Guaranty shall remain in full force and effect, without abatement, until the Obligations have been paid or performed in full and all other obligations guaranteed hereunder have been performed to the satisfaction of Lender, it being expressly understood and agreed to by Guarantor that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential, set aside or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower all as though such payment had not been made, to Borrower or a trustee, receiver or any other party. Guarantor understands and agrees that in the event Lender is required to so return all or any portion of a payment received from Borrower, Guarantor shall be required to pay Lender for such amount.

     11. Unenforceability of Obligations Against Borrower. If for any reason Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of Borrower or for any other reason, all such amounts otherwise subject to acceleration under the terms of any document, agreement or other instrument evidencing, securing or otherwise executed in connection with any of the Obligations shall be immediately due and payable by Guarantor.

     12. Guarantor's Solvency. Guarantor represents and warrants to the Lender that (both before and after giving effect to the transactions contemplated in this Guaranty) he is solvent on a going concern basis, and has assets having a fair value in excess of the amount required to pay his probable liabilities on his existing debts as they become absolute and matured, and has, and will have, access to the adequate capital for the conduct of his business and the ability to pay his debts from time to time incurred therewith as such debts mature.

     13. Payments. Guarantor covenants and agrees that the Obligations will be paid strictly in accordance with their respective terms regardless of any law, regulation or order now or hereinafter in effect in any jurisdiction affecting any of such terms of the rights of the Lender with respect thereto. Without limiting the generality of the foregoing, Guarantor's obligations hereunder with respect to any Obligation shall not be discharged by a payment in a currency other than Deutsche Marks or at a place other than the place specified for the payment of the Obligations, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to Deutsche Marks and transferred to the Lender at its main office under normal banking procedures does not yield the amount of Deutsche Marks dollars due thereunder.

     14. Further Assurances. Guarantor agrees that it will provide to Lender information relating to the financial condition and business operations of Guarantor as Lender may reasonably request.

     15. Successors and Assigns. This Guaranty shall be binding upon Guarantor and his heirs, executors, personal representatives, successors and assigns, and shall inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, Lender may assign or otherwise transfer any document, agreement or other instrument held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participation in any interest therein to any other Person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all rights in respect thereof granted to Lender herein.

     16. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right.

     17. Notices. All notices, requests, demands, and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telecopy or facsimile notice, when transmitted, answer back received, addressed as set forth above, or at such address as either party may designate in writing.

     18. Joint and Several Obligations. If this Guaranty is now, or hereafter shall be, signed by more than one Person, it shall be the joint and several obligation of all such persons (including, without limitation, all makers, endorsers, Guarantor and sureties, if any) and shall be binding on all such persons and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     19. Governing Law; Consent to Jurisdiction. This Guaranty, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey. Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of New Jersey or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Guarantor by mail at the address specified above. Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     20. Termination. This Guaranty shall remain in full force and effect, without abatement, until the Obligations have been paid or performed in full and all other obligations guaranteed hereunder have been performed to the satisfaction of Lender.

     21. Amendments and Modifications. The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions and modifications of the Obligations and the documents, agreements and other instruments evidencing, securing or otherwise executed in connection with the Obligations, and all references to the Obligations and such documents, agreements or instruments shall be deemed to include any renewal, extension, amendment or modification thereof.

     22. Miscellaneous. This Guaranty constitutes the entire agreement of Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other document, agreement or other instrument and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. All section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date first set forth above.

                                                           /s/Volker Montag
                                                           ---------------------
                                                           Volker Montag


                                                           /s/Roland Schoeneberg
                                                           ---------------------
                                                           Roland Schoeneberg